Exhibit 32.2



                    CERTIFICATION PURSUANT TO

                     18 U.S.C. SECTION 1350,

                      AS ADOPTED PURSUANT TO

          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned Acting Chief Financial Officer of Speaking Roses International, Inc., a Utah corporation (the "Company"), hereby certify, based on my knowledge, that the Quarterly Report on Form 10-QSB of the Company for the three months ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By   /s/ Dan Mumford
Dan Mumford,
Acting Chief Financial Officer

August 19, 2005